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                                                   ATTACHMENT N 1
                                                   To the Rent Agreement No. 5/8
                                                   Dated July 05, 1999

                              THE ACCEPTANCE REPORT
                              On Rent of Locations

Moscow                                                             July 05, 1999

         Limited Shareholders' company "MSU Science Park", hereinafter referred to as "Lessor", presented by the acting general director Movsesyan Oleg Vladimirovitch, operating on the basis of the Charter, on the one hand, and ZAO "TriD Store Vostok", hereinafter referred to as "Tenant", presented by General Director I.E. Diskin, operating on the basis of the Charter, on the other hand, state herein that the Lessor has handed over, and the Tenant has accepted for rent in building #5 locations ## 513A, 514, 522 with common space of 59,4 sq.m.

         The location is equipped with steam heating, electric lighting, power supply (European and domestic standard) and telephones No. _________________, No. ________________, No. __________________ and No. ______________.

         The locations and internal communications are accepted by the Tenant in use in properly functioning state with the standard (improved) furnish.

         The Tenant will maintain Locations during rent in the primary state. Any improvements in Locations conducted by the Tenant upon his initiative do not influence the mutual calculations.

         The Tenant will provide insurance of apparatus, machinery, audio- and video equipment, furniture, etc., located in the rented premises.

From the Lessor:                                     From the Tenant:

Acting General Manager                               General Manager
of MSU Science Park                                  of ZAO "TriD Store Vostok"


/s/ O.V. Movsesyan                                   /s/ I.E. Diskin
-----------------------                              ---------------------
O.V. Movsesyan                                       I.E. Diskin


         The translation was made by Tatiana V. Vassilieva completely and correctly on 1 page on November 05, 1999.

General Director                                                    I.E. Diskin